Exhibit 99.1

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE KII Liquidating Inc. (flkla In re Katy Industries, Inc.) Case No. 17-11101 (KJC) Reporting Period: August 27, 2017 to September 30,2017 MONTHLY OPERATING REPORT Document Explanation Affidavit/Supplement Attached Attached Attached REQUIRED DOCUMENTS Form No This Monthly Operating Report has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in theses chapter II cases and is in a format that the Debtors believe is acceptable to the Office of the United States Trustee. The financial information provided in this Monthly Operating Report is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited and is not prepared in accordance with general acceptable accounting principles in the United States. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief. November 2, 2017 Signature of Debtor Date , :? November 2, 2017 Date November 2, 20I 7 Signature of Authorized Individual* Date Robert W. Zimmer Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual *Copies of the Bank Statements and cash disbursements jownals are not included with this Monthly Operating Report due to the vol uminous nature of these reports and are available upon reasonable request in writing to counsel of the Debtors. •Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company. FOkMMOR-1 (04/07) Schedule of Cash Receipts and Disbursements MOR-1 YES Certification of Bank Account Reconciliation MOR-Ia YES Schedule of Professional Fees Paid MOR-Ib YES Schedule of Bank Reconciliation MOR-Ic YES Statement of Operations MOR-2 YES Balance Sheet MOR-3 YES Status of Post-petition Debts and Certificate of Payroll Tax Deposits MOR-4 YES Listing of aged post-petition accounts payable MOR-4a YES Accounts Receivable Reconciliation and Aging MOR-5 YES Debtor Questionnaire MOR-5 YES

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re KII Liquidating, Inc. (f/kla In re Katy Industries, Inc.), et al. Debtors Case No.17-11101 (KJC) Reporting Period: August 27,2017 to September 30,2017 SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS LEGAL ENTITIES Kll ComPro FWPI Cumulative from Petition Date Liquidating, Liquidating Liquidating, Joe. LLC Inc. Total 2,142,071 1,708,065 3,850,137 2,004,973 CASH BEGINNING OF MONTH $ $ $ $ $ RECEIPTS $ $ $ $ 12,275,079 7,312,500 (3,447,583) 1,723,856 786,974 6,674,991 (7,469,402) 0 COLLECTIONS OF ACCOUNTS RECEiVABLE DIP LOAN PROCEEDS 0 0 0 0 0 0 0 0 0 CASH COLLATERAL PROCEEDS, NET 0 0 0 0 175,236 2,564,132 (2,633,887) 0 0 175,236 3,203,586 (3,273,342) 0 0 105,480 SALE OF ASSETS OTHER (ATTACH usn CASH COLLECTED ON BEHALF OF THE BUYER CASH TRANSFERRED TO BUYER 0 0 0 639,454 (639,454) TRANSFERS FROM/(TO) DIP ACCTS 510 (510) TRANSFERS TO/(FROM) CCP TOTAL RECEIPTS 0 0 $ 510 104,970 $ $ $ 17,856,4I5 $ DISBURSEMENTS INVENTORY & COMPONENTS $ $ $ $ 4,628,680 2,752,507 I 16,712 637,991 444,319 562,838 947,827 28,492 45,783 772,561 703,7I5 140,963 990,248 224,448 $ 510 0 0 0 0 4,621 0 0 0 0 0 0 5,132 0 0 PAYROLL& TAXES TEMPORARY SERVICES EMPLOYEE BENEFITS RENTS 0 0 0 0 0 0 0 0 0 0 0 0 0 UTILITIES 0 FREIGHT & LOGISTICS LEASES 0 0 0 0 0 0 0 0 0 COMMISSIONS SUPPLIES & OTHER 0 0 GENERAL INSURANCE OTHER 0 0 0 20,000 0 13,740 0 20,000 0 13,740 PRE-PETITION CLAIMS 0 0 INTEREST & FEES TAXES 5 000 0 0 0 0 510 38,36I 38,87I 13,002,082 $ $ $ $ $ I80,22I 0 I80,22I 0 3,096,457 26,325 0 PROFESSIONAL FEES-Schedule Attached U.S. TRUSTEE QUARTERLY FEES 0 0 0 0 0 0 0 0 COURT COSTS TOTAL DISBURSEMENTS $180,732 $ 38,361 $ $219,093 $ 16,124,865 NETCASHFWW $ (180,221) 66,609 $ $ (113,613) $ 1,731,551 (RECEIPTS LESS DISBURSEMENTS) CASH - END OF MONTH $ I 961850 S I 774674 S $ 3 736 524 $ 3 736 524 TOTAL DISBURSEMENTS LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts) TOTAL DISBURSEMENTS FOR CALCULATING U.S.TRUSTEE QUARTERLY FEES $ 219,093 0 0 16,119,865 0 0 $ $ 219 093 $ 16119865 AU other debtors listed in footnote I of this Monthly Operating Report but not reflected on this Schedule of Cash Receipts and Disbursements are inactive entities and, thus, have no receipts or disbursements. FORMMOR-1 (04/01)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re KII Liquidating, Inc.(f/k/a In re Katy Industries, Inc.), et al. Debtors Case No.17-11101(KJC) Reporting Period:August 27,2017 to September 30,2017 CONSOLIDATING SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS I I I BANK ACCOUNT NO RABOBANK BMOHarris Total 1166 Professional Fee Escrow 1167 DIP Account 1168 Utility Escrow 1169 50J(b)(9) 9460 UMR Insurance 8357 Accounts Payable ACCOUNT NAME CASH BEGINNING OF MONTH $ $ 865,467 $ 20,000 $ 600,000 $ (0) $ (0) $ 2,142,071 656,604 RECEIPTS COLLECTIONS OF ACCOUNTS RECEJVABLE DIP LOAN PROCEEDS CASH COLLATERAL PROCEEDS SALE OF ASSETS OTHER (ATTACH LIST) TRANSFERS (To)/From CCP Transfers From DIP Account TRANSFERS FROM/(TO) DIP ACCTS 0 0 0 0 0 510 0 0 0 510 20,000 (20,000) TOTAL RECEIPTS $ $ 20,000 $ (20,000) $ $ $ 510 $ 510 DISBURSEMENTS INVENTORY & COMPONENTS PAYROLL & TAXES TEMPORARY SERVICES EMPLOYEE BENEFITS RENTS UTILITIES FREIGHT & LOGISTICS LEASES COMMISSIONS SUPPLIES & OTHER GENERAL INSURANCE OTHER (ATTACH LIST) PRE-PETITION CLAIMS INTEREST & FEES TAXES 0.00 510 0 0 0 0 0 0 0 0 0 0 0 0 0 510 - $ $ $ $ $ $ 510 $ 510 PROFESSIONAL FEES-Schedule Attached U.S. TRUSTEE QUARTERLY FEES COURT COSTS TOTAL DISBURSEMENTS $1 80,221 180,221 0 0 - $ 180,221 $ $ $ $ $ 510 $180,732 - $ (20,000) $ $ $ $ (180,221) NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS) $ (180,221) $ 20,000 $ 1,961,850 600,000 $ CASH - END OF MONTH $ 476,383 $ 885,467 $ $ {0} $ {0} FORMMOR-1 (04/07)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re Kll Liquidating, Inc.(f/kla In re Katy Industries, Inc.), et al. Debtors Case No.l7-l1101(KJC) Reporting Period:August 27,2017 to September 30, 2017 CONSOLIDATING SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS I BMO Harris I BANK ACCOUNT NO Total 8892 8918 9452 9386 8224 2407 9394 CENTREX Accounts Payable Cash CoUateral 1,466,991 CCPAccount Payable Lockbox 171,724 Operating 109,817 Payroll Payroll ACCOUNT NAME CASH BEGINNING OF MONTH RECElPTS COLLECTIONS OF ACCOUNTS RECEIVABLE CASH COLLECTED ON BEHALF OF THE BUYER CASH TRANSFERRED TO BUYER TRANSFERS FROM DIP ACCOUNT CASH COLLATERAL PROCEEDS SALE OF ASSETS OTHER (ATTACH LlST) FUNDS TRANSFER -OPERATING ACCOUNT FUNDS TRANSFER-Cash Collateral $ $ $ $ (40,467) $ $ 0 $ $ 1,708,065 0 2,564,132 (2,633,887) 0 0 0 175,236 (510) 0 0 2,564,132 (2,633,887) 175,236 (42,590) 40,576 $ 1,504 TOTAL RECEIPTS DISBURSEMENTS INVENTORY & COMPONENTS PAYROLL&TAXES TEMPORARY SERV ICES EMPLOYEE BENEFITS RENTS UTILITIES FREIGHT & LOGISTICS LEASES COMMISSIONS SUPPUES & OTHER GENERAL INSURANCE OTHER (ATTACH LlST) PRE-PETITION CLAIMS INTEREST & FEES $ (69,756) $ 132,646 $ $ 40,576 $ $ 1,504 $ $ 104,970 $ 3,008 109 1,504 4,621 0 0 0 0 0 0 0 0 0 20,000 0 13,740 20,000 13,740 $ $ 36,748 $ $ 109 $ $ 1 ,504 $ $ 38,361 $0 0 0 PROFESSIONAL FEES-Schedule Attached U.S. TRUSTEE QUARTERLY FEES COURT COSTS TOTAL DISBURSEMENTS NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS) $ $ $ 1,504 $ $ $ 36,748 $ 109 $ 38,361 $ (69,756) $ 95,897 $ $ 40,467 $ $ $ $ 66,609 $ CASH-END OF MONHJ OTHER RECEIPTS Insurance Refunds Utility Deposit Refimds Retiree Medical Co-Insurance Receipts $ 101968 $ 205 714 $ 1.466991 $ 0 $ $ 0 $ 1,774,674 $ $ 174,945 221 174,945 221 $ $ 175,166 $ $ $ $ $ 175,166 OTHER DISBURSEMENTS Ordinary Course Professionals Directors Fees $ 20,000 20 000 $ $ $ $ $ $ $ 20 000 20000 FORMMOR·I (04/07)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re Kll Liquidating, Inc.(f/k/a In re Katy Industries, Inc.), et al. Debtors Case No. 17-11101 (KJC) Reporting Period:August 27,2017 to September 30,2017 CONSOLIDATING SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS I BMOHarris I BANK ACCOUNT NO Total 1654 1639 1670 Account Payable ACCOUNT NAME Lockbox Petty Cash Operating CASH BEGINNING OF MONTH $0 $0 $0 $0 $0 RECEIPTS COLLECTIONS OF ACCOUNTS RECEIVABLE CASH COLLECTED ON BEHALF OF THE BUYER CASH TRANSFERRED TO BUYER DIP LOAN PROCEEDS TRANSFER TO CASH COLLATERAL SALE OF ASSETS OTHER (ATTACH LIST) TRANSFERS FROM/(TO) OPERATING ACCT TRANSFERS FROM CCP TOTAL RECEIPTS so 639,454 (639,454) 0 0 0 0 0 0 639,454 (639,454) so $0 $0 $0 $0 DISBURSEMENTS INVENTORY & COMPONENTS PAYROLL & TAXES TEMPORARY SERVICES EMPLOYEE BENEFITS RENTS UTILITTES FREIGHT & LOGISTICS LEASES COMMISSIONS SUPPLlES & OTHER GENERAL INSURANCE OTHER (ATTACH LIST) PRE-PETITJON CLAIMS INTEREST & FEES $0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 so so so $0 $0 0 0 0 PROFESSIONAL FEES-Schedule Attached U.S. TRUSTEE QUARTERLY FEES COURT COSTS TOTAL DISBURSEMENTS $0 $0 so $0 $0 $0 NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS) $0 $0 $0 $0 CASH • END OF MONTH $0 $0 $0 $0 $0 FORMMOR-1 (04/07)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re KII Liquidating, Inc.(flk!a In re Katy Industries, Inc.), et al. Debtors Case No.17-11101 (KJC) Reporting Period:August 27,2017 to September 30, 2017 DECLARATION REGARDING THE STATUS OF BANK RECONCILIATIONS OF THE DEBTORS Robert W.Zimmer hereby declares under penalty of perjury: 1. I am the Chief Financial Officer ofKII Liquidating, Inc. (fi'k/a Katy Industries, Inc.), one of the debtors in these chapter 11 cases (the "Debtors"). In that capacity, I am familiar with the day-to-day operations, business affairs and books and records of the Debtors. I am authorized to submit this Declaration on behalf of the Debtors. 2. All statements in the Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees ofthe Debtors, or my opinion based upon my experience and knowledge of the Debtors' operations and fmancial condition. Ifl were called upon to testify, I could and would testily to each of the facts set forth based on such personal knowledge, review of documents, discussions with other employees of the Debtors, or opinion. 3. To the best of my knowledge, the Debtors' bank balance as of September 30, 2017 have been reconciled in an accurate and timely manner. Dated: November 2, 2017 Respectfully submitted, By: Robert W. Zimmer Title: Chief Financial Officer FORMMOR-1 (04/07)

CaseNo.l7-11101 (KJq Reporting Period: Inception to September 30, 2017 ln re KII Liquidating, Inc. (f!k/a In re Katy Industries, Inc.), et al. Debtors SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID This schedule is to include all mained professional payments from case inception to cUJTent month. Payor s 1,356,233 s 975,000 DLA Piper LLP 74,435 0 Lincoln International LLC Siena Constellation Partners LLC 381,268 35,460 $3,679 Sitrick and Company August-17 Katy Industries, Inc. Wire 9/1412017 9/28/2017 s $29,580 $3,679 $29,580 Wire JND Corporate Resttucturing August-17 Katy Industries, Inc. 90,227 56735.44 173,227 67,576 s l! 9,806.51 s 60,414.72 $2,915,308 s 181,150 FORMMOR·l (041<l7)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re KII Liquidating, Inc. (flk/a In re Katy Industries, Inc.), et al. Debtors Case No.17-11101(KJC) Reporting Period: August 27,2017 to September 30,2017 Schedule of Bank Reconciliations Less - Account Number Company Bank Account Name Balance per Bank Outstanding Checks Other Items Amount Balance per General Ledger KII Liquidating, Inc. Rabobank Rabobank Rabobank Rabobank Professional Fee Escrow DIP Account Utility Escrow 503(b)(9) 1166 1167 1168 1169 $ 476,383 885,467 0 600,000 $ 476,383 885,467 0 600,000 $ $ $ $ 1,961,849 1,961,850 BMO Harris BMOHarris 9460 8357 UMR Insurance Accounts Payable 0 0 0 0 0 0 0 $ $ $ $ $ 1,961,849 $ $ $ 1,961,850 ComPro Liquidating, LLC . BMOHarris BMO Harris BMO Harris BMO Harris BMO Harris BMO Harris BMO Harris 8224 Operating Account Cash Collateral Lockbox Accounts Payable Payroll Accounts Payable Payroll $ 205,714 1,466,991 101,968 0 0 0 0 $ 205,714 1,466,991 101,968 0 0 0 0 2407 8892 8918 9386 9394 9452 0 0 $ $ $ 1,774,674 0 $ 1,774,674 FWPI Liquidating, Inc. BMO Harris BMO Harris BMO Harris Petty Cash 1639 1654 1670 Operating Account Lockbox Accounts Payable $ $ 0 0 0 0 0 0 0 $ $ $ $ FORMMOR-1 (04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re KII Liquidating, Inc. (f/k/a In re Katy Industries, Inc.), et al.
Case No. 17-11101 (KJC)

Debtors

Reporting Period: August 27, 2017 to September 30, 2017

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

	Period	Cumulative Filing to Date
REVENUES		
Net sales	$ -	$ 13,084,117
Cost of Goods Sold	0	11,919,486
Gross Margin	$ -	$ 1,164,631
Selling & Administration		
Selling Expenses	$ -	$ 625,166
Administrative Expenses	26,454	1,819,245
Total Selling & Administrative Expense	$ 26,454	$ 2,444,411
Operating Profit/(Loss)	$ (26,454)	$ (1,279,780)
Non-operating (Income)/expense		
Interest Expense	$ -	$ 1,890,265
Interest Income	0	(4,217)
Other (Income)/Expense	0	(13,667)
Total non-operating	$ -	$ 1,872,381
Net Profit (Loss) Before Reorganization Items	$ (26,454)	$ (3,152,161)
REORGANIZATION ITEMS		
Professional Fees	$ 180,221	$ 3,096,457
U. S. Trustee Quarterly Fees	0	26,325
Gain (Loss) from Sale of Equipment	539,223	19,865,655
Other Reorganization Expenses	8,595	747,977
Total Reorganization Expenses	$ (350,407)	$ (15,994,896)
Pre-Tax Income/(loss)	$ 323,953	$ 12,842,735
Income Taxes	0	5,000
Net Income/(Loss)	$ 323,953	$ 12,837,735

FORM MOR-1
(04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re KII Liquidating, Inc. (f/k/a In re Katy Industries, Inc.), et al.
Debtors

Case No. 17-11101 (KJC)
Reporting Period: August 27, 2017 to September 30, 2017

CONSOLIDATING STATEMENT OF OPERATIONS

Case No:			**17-11101**	**17-11102**	**See MOR-2b**	**See MOR-2c**
					Consolidated	
REVENUES	**Consolidated**	**Eliminations**	**KII Liquidating Inc.**	**ComPro Liquidating, LLC**	**FTWH Liquidating, Inc.**	**Inactive Subsidiaries**
Net Sales	$ -		$ -	$ -	$ -	$ -
Cost of Goods Sold	0		0	0	0	0
Gross Margin	$ -	$ -	$ -	$ -	$ -	$ -
Selling & Administration						
Selling expense	$ -			$ -	$ -	$ -
Administrative Expense	26,454		21,600	4,854	0	0
Total Selling & Administrative Expense	$ 26,454	$ -	$ 21,600	$ 4,854	$ -	$ -
Operating Profit/(Loss)	$ (26,454)	$ -	$ (21,600)	$ (4,854)	$ -	$ -
Non-operating (Income)/expense						
Interest Expense	$ -		$ -	$ -	$ -	$ -
Interest Income	0				0	0
Other (Income)/Expense	0				0	0
Total non-operating	0	0	0	0	$ -	$ -
Net Profit (Loss) Before Reorganization Items	$ (26,454)	$ -	$ (21,600)	$ (4,854)	$ -	$ -
REORGANIZATION ITEMS						
Professional Fees	$ 180,221		$ 180,221		$ -	$ -
U. S. Trustee Quarterly Fees	0				0	0
Gain (Loss) from Sale of Eassets	539,223		16,064	310,206	$ 212,953	0
Other Reorganization Expenses	8,595		0	8,595	0	0
Total Reorganization/(income) Expenses	$ (350,407)	$ -	$ 164,157	$ (301,611)	$ (212,953)	$ -
Pre-Tax Income/(Loss)	$ 323,953	$ -	$ (185,757)	$ 296,757	$ 212,953	$ -
Income Taxes	0		0	0	0	0
Net Income/(Loss)	$ 323,953	$ -	$ (185,757)	$ 296,757	$ 212,953	$ -

FORM MOR-1
(04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re KII Liquidating, Inc. (f/k/a In re Katy Industries, Inc.), et al. **Case No. 17-11101 (KJC)**
Debtors **Reporting Period: August 27, 2017 to September 30, 2017**

CONSOLIDATING STATEMENT OF OPERATIONS-FTWH LIQUIDATING, INC. & SUBSIDIARY

Case No:			17-11103	17-11104
REVENUES	**Consolidated FTWH Liquidating, Inc.**	**Eliminations**	**FTWH Liquidating, Inc.**	**FWPI Liquidating, Inc.**
Net Sales	$ -	$ -	$ -	$ -
Cost of Sales	0	0	0	0
Gross Margin	$ -	$ -	$ -	$ -
Selling & Administration				
Selling Expense	$ -			$ -
Administrative Expense	0			0
Total Selling & Administrative Expense	$ -	$ -	$ -	$ -
Operating Profit/(Loss)	$ -	$ -	$ -	$ -
Non-operating (Income)/expense				
Interest Expense	$ -			
Interest Income	0			
Other (Income)/Expense	0			0
Total non-operating	$ -	$ -	$ -	$ -
Net Profit (Loss) Before Reorganization Items	$ -	$ -	$ -	$ -
REORGANIZATION ITEMS				
Professional Fees	$ -			
U. S. Trustee Quarterly Fees	0			
Gain (Loss) from Sale of Equipment	212,953			212,953
Other Reorganization Expenses	0			
Total Reorganization Expenses	$ (212,953)	$ -	$ -	$ (212,953)
Pre-Tax Income/(Loss)	$ 212,953	$ -	$ -	$ 212,953
Income Taxes	0	0	0	0
Net Income/(Loss)	$ 212,953	$ -	$ -	$ 212,953

FORM MOR-1
(04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re KII Liquidating, Inc. (f/k/a In re Katy Industries, Inc.), et al.
Debtors

Case No. 17-11101 (KJC)
Reporting Period: August 27, 2017 to September 30, 2017

CONSOLIDATING STATEMENT OF OPERATIONS-INACTIVE SUBSIDIARIES

Case No:		17-11105	17-11106	17-11107	17-11108	17-11109	17-11110	17-11111	17-11112	17-11113	17-11114
	Inactive Subsidiaries	Wabash Holding Corp	KTI Liquidating, Inc.	WII, Inc.	TTI Holdings, Inc.	GCW, Inc.	Hermann Lowenstein Inc.	American Gage & Machine Company	WP Liquidating Corp	Ashford Holding Corp	HPMI, Inc.
REVENUES											
Net Sales	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
COST OF GOODS SOLD											
Cost of Sales	0	0	0	0	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gross Margin	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Selling & Administration											
Selling Expense	$ -										
Administrative Expense	0	0	0		0		0				
Total Selling & Administrative Expense	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Operating Profit/(Loss)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Non-operating (Income)/expense											
Interest Expense	$ -										
Interest Income	0										
Other (Income)/Expense	0										
Total non-operating	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Net Profit (Loss) Before Reorganization Items	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
REORGANIZATION ITEMS											
Professional Fees	$ -										
U. S. Trustee Quarterly Fees	0										
Gain (Loss) from Sale of Equipment	0										
Other Reorganization Expenses	0										
Total Reorganization Expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Pre-Tax Income/(Loss)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Income Taxes	0	0	0	0	0	0	0	0	0	0	0
Net Income/(Loss)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

FORM MOR-1
(04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re KII Liquidating, Inc. (f/k/a In re Katy Industries, Inc.), et al. — **Case No. 17-11101 (KJC)**

Debtors — **Reporting Period: September 30, 2017**

CONSOLIDATED BALANCE SHEET (Unaudited)

	September 30, 2017	Prior Period	Petition Date
ASSETS			
CURRENT ASSETS			
Unrestricted Cash and Equivalents	$ 3,736,524	$ 3,850,137	$ 2,004,972
Accounts Receivable (Net)	0	0	7,879,871
Notes Receivable	0	0	0
Inventories, net	0	0	6,711,037
Prepaid Expenses	0	0	414,869
Net Inter-company accounts	972,881	993,373	174,499
Other Current Assets	0	0	580,435
TOTAL CURRENT ASSETS	$ 4,709,405	$ 4,843,509	$ 17,765,683
PROPERTY AND EQUIPMENT			
Land and improvements	$ -	$ -	$ 285,129
Buildings and improvements	0	0	6,897,720
Machinery and equipment	0	0	44,706,564
Less Accumulated Depreciation	0	0	(36,533,567)
TOTAL PROPERTY & EQUIPMENT	$ -	$ -	$ 15,355,846
OTHER ASSETS			
Goodwill, net	$ -	$ -	$ 24,318,535
Lease Deposits	0	0	200,449
Notes Receivable	631,995	631,995	608,519
Other intangible assets, net	0	0	7,785,688
Investment in unconsolidated subsidiaries	2,164,931	2,164,931	18,966,005
TOTAL OTHER ASSETS	$ 2,796,926	$ 2,796,926	$ 51,879,196
TOTAL ASSETS	$ 7,506,331	$ 7,640,435	$ 85,000,725

FORM MOR-1
(04/07)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE Case No. 17-11101 (KJC) Reporting Period:September 30, 2017 CONSOLIDATED BALANCE SHEET (Unaudited) In re Kll Liquidating, Inc. (f/k/a In re Katy Industries, Inc.), et al. Debtors Prior Period Petition Date September 30, 2017 LIABILITIES AND OWNER EQUITY LIABILITIES Current Liabilities Accounts Payable - Pre-Petition Accounts Payable - Post Petition Accrued Expenses Accrued Compensation Accrued Interest TOTAL CURRENT LIABILITIES SECURED DEBT Revolver Senior Term Notes Subordinated Debt Capital Leases Shareholder Notes Total Secured Debt NON-CURRENT LIABILITIES Post retirement benefits Deferred Compensation Deferred taxes GAAP Lease Obligations $ 19,438,724 0 1,161,078 0 0 $ $ 19,896,780 $ $ 21,369,781 1,161,078 0 0 7,169,231 657,737 52,885 $ 20,599,802 $ 21,057,858 $ 29,249,634 $ $ $ 13,019,108 6,510,000 36,718,401 351,447 321,168 0 0 0 330,355 0 0 0 330,355 $ 330,355 $ 330,355 56,920,124 $ $ 49,982 470,703 0 0 $ 49,982 470,703 0 0 $ 1,203,156 499,624 122,000 5,843,Ill TOTAL NON-CURRENT LIABILITIES $ 520,685 $ 520,685 $ 7,667,891 TOTAL LIABILITIES $ 21,450,841 $ 21,908,897 $ 93,837,649 SHAREHOLDERS EQUITY Convertible Preferred Stock Common Stock Additional Paid-In Capital Accumulated other comprehensive loss Retained Earnings - Pre-Petition Retained Earnings - Post-Petition Treasury Stock TOTAL SHAREHOLDERS EQUITY TOTAL LIABILITIES AND OWNERS' EQUITY $ I 08,256,190 9,822,204 196,337,115 (651,660) (319,109,391) 12,837,735 (21,436,702) $ 108,256,190 9,822,204 196,337,115 (651,660) (319,109,391) 12,513,782 (21,436,702) $ 1 08,256,190 9,822,204 31,148,825 (651,660) (135,975,781) 0 (21,436,702) $ (13,944,509) $ (14,268,462) $ (8,836,924) $ 7,506,332 7,640,435 $ 85,000,725 $ FORMMOR-1 (04/07)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re KII Liquidating, Inc.(f/kla In re Katy Industries, Inc.), et al. I>ebtors CONSOLIDATING BALANCE SHEET (Unaudited) As of September 30,2017 Case No. 17-11101 (KJC) 17-11101 17-11102 SeeMOR-3b See MOR-3c Consolidated FTWH Liquidating, Inc. KD Liquidating, Inc. ComPro Liquidating, Inc. Inactive Subsidiaries Consolidated Eliminations ASSETS CURRENT ASSETS Unrestricted Cash and Equivalents Accounts Receivable (Net) Inventories, net Prepaid Expenses Net Inter-company accounts Other Current Assets TOTAL CURRENT ASSETS PROPERTY AND EQUIPMENT Land and improvements Buildings and improvements Machinery and equipment Less Accumulated Depreciation TOTAL PROPERTY & EQUIPMENT OTHER ASSETS Goodwill, net Lease Deposits Notes Receivable Other intangible assets, net Investment in unconsolidated subsidiaries TOTAL OTHER ASSETS $ 3,736,524 $ $ $ $ 1,961,850 1,774,674 0 0 0 332,103 0 972,881 3,833,296 (140,219,501) 1,622,162 135,404,821 4,709,405 $ 3,833,296 (138,257,651) 3,396,837 332,103 135,404,821 $ $ $ $ $ $ $ $ $ $ $ 631,995 631,995 2,164,931 (136,147,134) 138,312,065 $ $ $ $ $ 2,796,926 (136,147,134) 138,312,065 631,995 $ TOTAL ASSETS $ 7,506,331 $ (132,313,838) $ 54,414 $ 4,028,832 $ 332,103 $ 135,404,821 FORMMOR-1 (04/07)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re Kll Liquidating, Inc. (f/k/a In re Katy Industries, Inc.), et al. Debtors CONSOLIDATING BALANCE SHEET (Unaudited) As of September 30, 2017 Case No. 17-11101 (KJC) 17-11101 17-11102 SeeMOR-3b SeeMOR-3c Consolidated FTWH Liquidating, Inc. ComPro Liquidating, Inc. Inactive Subsidiaries KII Liquidating, Inc. Consolidated Eliminations LIABILITIES AND OWNER EQUITY LIABILITIES Current Liabilities Accounts Payable Pre-Petition Accounts Payable Post-Petition Accrued Expenses Accrued Compensation Accrued Interest TOTAL CURRENT LIABILITIES Debt Revolver Senior Term Notes Subordinated Debt Capital Leases Shareholder Notes Total Debt NON-CURRENT LIABILITIES Post retirement benefits Deferred Compensation Deferred taxes GAAP Lease Obligations TOTAL NON-CURRENT LIABILITIES TOTAL LIABILITIES $ 19,438,724 $ $ 2,549,337 $ 14,759,006 $2,130,382 $ 765,000 396,077 1,161,078 $ $ 20,599,802 $ $ 3,314,337 $ 14,759,006 $ 2,130,382 396,077 $ $ $ 0 330,355 330,355 $ 330,355 $ 0 $ 330,355 $ $ 49,982 49,982 470,703 $ $ $ 470,703 520,685 $ 470,703 $ $ $ 49,982 $ $ $ $ 21,450,842 $ $ 3,785,039 $ 15,089,361 $ 2,130,382 446,059 FORMMOR-1 (04/07)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re KII Liquidating, Inc.(f/kla In re Katy Industries, Inc.),et al. Debtors CONSOLIDATING BALANCE SHEET (Unaudited) As ofSeptember 30, 2017 Case No.17-11101(KJC) 17-11101 See MOR-3c 17-11102 SeeMOR-3b Consolidated FTWH Liquidating, Inc. KII Liquidating, Inc. ComPro Liquidating, Inc. Inactive Subsidiaries Consolidated Eliminations SHAREHOLDERS EQUITY Convertible Preferred Stock Common Stock Additional Paid-[n Capital Accumulated other comprehensive loss Retained Earnings - Pre-Petition Retained Earnings-Post-Petition Treasury Stock TOTAL SHAREHOLDERS EQUITY TOTAL LIABILITIES AND OWNERS' EQUITY $ 5,150,000 1,203,000 57,942,973 (570,716) 70,939,183 294,322 $ 134,958,762 ---------------------------------------------------------------------------------------------------------------------------------------------------------=$=================='"='========================'==='==='=3=',540=4=,8=12= FORMMOR-1 (04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re KII Liquidating, Inc. (f/k/a In re Katy Industries, Inc.), et al. **Case No. 17-11101 (KJC)**

Debtors

CONSOLIDATING BALANCE SHEET (Unaudited)

As of September 30, 2017

	Consolidating Fort Wayne Holdings, Inc.			
	Consolidated FTWH Liquidating, Inc.	Eliminations	17-11103 FTWH Liquidating, Inc.	17-11104 FWPI Liquidating, Inc.
ASSETS				
CURRENT ASSETS				
Unrestricted Cash and Equivalents	$ -			$ -
Accounts Receivable (Net)	0			0
Inventories, net	0			0
Prepaid Expenses	0			0
Net Inter-company accounts	332,103			332,103
Other Current Assets	0			
TOTAL CURRENT ASSETS	$ 332,103	$ -	$ -	$ 332,103
PROPERTY AND EQUIPMENT				
Land and improvements	$ -			$ -
Buildings and improvements	0			0
Machinery and equipment	-			-
Less Accumulated Depreciation	-			-
TOTAL PROPERTY & EQUIPMENT	$ -	$ -	$ -	$ -
OTHER ASSETS				
Goodwill, net	$ -			$ -
Lease Deposits				
Notes Receivable				
Other intangible asseets, net	0			0
Investment in unconsolidated subsidiaries	0	(10,774,276)	10,774,276	
TOTAL OTHER ASSETS	$ -	$ (10,774,276)	$ 10,774,276	$ -
TOTAL ASSETS	$ 332,103	$ (10,774,276)	$ 10,774,276	$ 332,103

FORM MOR-1
(04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re KII Liquidating, Inc. (f/k/a In re Katy Industries, Inc.), et al. Case No. 17-11101 (KJC)

Debtors

CONSOLIDATING BALANCE SHEET (Unaudited)
As of September 30, 2017

	Consolidating Fort Wayne Holdings, Inc.			
	Consolidated FTWH Liquidating, Inc.	Eliminations	17-11103 FTWH Liquidating, Inc.	17-11104 FWPI Liquidating, Inc.
LIABILITIES AND OWNER EQUITY				
LIABILITIES				
Current Liabilities				
Accounts Payable Pre-Petition	$ 2,130,382	$ -		$ 2,130,382
Accounts Payable Post-Petition	0			0
Accrued Expenses	0			0
Accrued Compensation	0			0
Accrued Interest	0			
TOTAL CURRENT LIABILITIES	$ 2,130,382	$ -	$ -	$ 2,130,382
NON-CURRENT LIABILITIES				
Deferred taxes	-			-
TOTAL NON-CURRENT LIABILITIES	$ -	$ -	$ -	$ -
TOTAL LIABILITIES	2,130,382	-	-	2,130,382
SHAREHOLDERS EQUITY				
Convertible Preferrred Stock	$ -	$ -	$ -	$ -
Common Stock	1	(0)	1	0
Additional Paid-In Capital	10,774,275		10,774,275	
Accumulated other comphehensive loss	-	(10,774,276)		10,774,276
Retained Earnings - Pre-Petition	(781,848)			(781,848)
Retained Earnings - Post-Petition	(11,790,707)			(11,790,707)
Treasury Stock	-			
TOTAL SHAREHOLDERS EQUITY	$ (1,798,279)	$ (10,774,276)	$ 10,774,276	$ (1,798,279)
TOTAL LIABILITIES AND OWNERS' EQUITY	$ 332,103	$ (10,774,276)	$ 10,774,276	$ 332,103

FORM MOR-1
(04/07)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re Kll Liquidating, Inc. (f/k/a In re Katy Industries, Inc.), et al. Debtors CONSOLIDATING BALANCE SHEET (Unaudited) As of September 30, 2017 Case No. 17·11101(KJC) 17·11105 17·11106 17·11107 17-11108 17·11109 17 11110 17·11111 17·11111 17 11113 17·11114 lnactivt Subsidiaries Eliminations Wabash Holding Corp KTI Llquidadnc, Int. Hermann Lowenstein Inc. WP Liquid•line Corp Ashford Holding Corp American Cage & Machine Company GCW,Inc. Wll,lnc. TTl, Hol dings HPM l, ln<. ASSETS CURRENT ASSETS Unrestricted Cash and Equivalents Accounts Receivable (Net) Notes Receivable Inventories, net Prepaid Expenses Net Inter-company accounts Other Current Assets (attach schedule) TOTAL CVRRENT ASSETS PROPERTY AND EQUIPMENT Land and improvements Buildings and improvements Machinery and equipment Less Accumulated Depreciation TOTAL PROPERTY & EQUIPMENT OTHER ASSETS Goodwill, net Lease Deposits Notes Receivable Other intangible assets, net Investment in unconsolidated subsidiaries TOTAL OTHER ASSETS 0 0 0 0 135,404,821 0 3,578,827 (28,847,177) 71,480,093 6,119,575 23,036,075 25,972,861 (1,18i,S38) 23,286,555 1 1 ,959,550 135,404,821 3,578,827 (28,847,177) 71,480,093 6,119,575 23,036,075 25,972,861 (1,181,538) 23,286,555 11,959,HO 0.00 0.00 0.00 6,119,574 (4,938,036) 6,119,574 (1 ,181,538) TOTAL ASSETS (4,938,0361 s s 135,404,821 3,578,827 p8,847,17;!l 77,5991667 6,119,575 23,036,075 24,791,323 (1.1 81,538! 23 286,555 1 1,959,550 1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re KII Liquidating, Inc. (f/k/a In re Katy Industries, Inc.), et al. **Case No. 17-11101 (KJC)**
Debtors

CONSOLIDATING BALANCE SHEET (Unaudited)
As of September 30, 2017

			17-11105	17-11106	17-11107	17-11108	17-11109	17-11110	17-11111	17-11112	17-11113	17-11114
	Inactive Subsidiaries	Eliminations	Wabash Holding Corp	KTI Liquidating, Inc.	WII, Inc.	TTI, Holdings	GCW, Inc.	Hermann Lowenstein Inc.	American Gage & Machine Company	WP Liquidating Corp	Ashford Holding Corp	HPMI, Inc.
LIABILITIES AND OWNER EQUITY												
LIABILITIES												
Current Liabilities												
Accounts Payable	0		0	0	0	-	-	-	-	-	-	-
Accrued Expenses	396,077								396,077			
Accrued Compensation	-											
Accrued Interest	-											
	-											
	-											
	$ -											
	$ -											
TOTAL CURRENT LIABILITIES	$ 396,077		$ -	$ -	$ -	-	-	-	396,077	-	-	-
DEBT												
Revolver	$ -											
Senior Term Notes	$ -											
Subordinated Debt	-											
Capital Leases	-											
Shareholder Notes	-											
Total Debt	-	-	0	-	-	-	-	-	-	-	-	-
NON-CURRENT LIABILITIES												
Post retirement benefits	49,982		-		-				49,982			
Deferred Compensation	-											
Deferred taxes	-											
GAAP Lease Obligations	-											
	-											
TOTAL NON-CURRENT LIABILITIES	$ 49,982	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 49,982	$ -	$ -	$ -
TOTAL LIABILITIES	$ 446,059	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 446,059	$ -	$ -	$ -
SHAREHOLDERS EQUITY												
Convertible Preferred Stock	$ 5,150,000				$ -	$ -	$ -	$ -	$ 2,650,000	$ -	$ 2,500,000	$ -
Common Stock	1,203,000	(500,000)	1,000	1,000					200,000	500,000	1,000,000	1,000
Additional Paid-In Capital	57,942,973	(7,782,135)	6,134,502		44,102,184	7,782,135			6,275,443		1,236,128	194,716
Accumulated other comprehensive loss	(570,716)		(397,537)		(56,432)		(116,747)					
Retained Earnings - Pre-Petition	70,939,183	3,344,099	(2,464,930)	(28,848,177)	33,522,477	(1,662,560)	23,195,730		15,219,821	(1,681,538)	18,550,427	11,763,834
Retained Earnings - Post-Petition	294,322		305,792		31,438		(42,908)					
Treasury Stock	-											
TOTAL SHAREHOLDERS EQUITY	$ 134,958,762	$ (4,938,036)	$ 3,578,827	$ (28,847,177)	$ 77,599,667	$ 6,119,575	$ 23,036,075	$ -	$ 24,345,264	$ (1,181,538)	$ 23,286,555	$ 11,959,550
TOTAL LIABILITIES AND OWNERS' EQUITY	$ 135,404,821	$ (4,938,036)	$ 3,578,827	$ (28,847,177)	$ 77,599,667	$ 6,119,575	$ 23,036,075	$ -	$ 24,791,323	$ (1,181,538)	$ 23,286,555	$ 11,959,550

FORM MOR-1
(04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re KII Liquidating, Inc. (f/k/a In re Katy Industries, Inc.), et al. **Case No. 17-11101 (KJC)**
Debtors **Reporting Period: September 30, 2017**

SUMMARY OF UNDISPUTED UNPAID POST-PETITION DEBTS

	Number of Days Past Due					
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						
KII Liquiidating, Inc.	0	0	0	0	0	0
ComPro Liquidating, LLC	0	0	0	0	0	0
FWPI Liquidating, Inc.	0	0	0	0	0	0
Total Postposition Debts	0	0	0	0	0	0

Affidavit of the Chief Financial Officer concerning payment of payroll taxes

Robert W. Zimmer hereby declares under penalty of perjury:

1. I am the Chief Financial Officer of KII Liquidating, Inc. (f/k/a/Katy Industries, Inc.) , one of the debtors in these chapter 11 cases (the "Debtors"). In that capacity, I am familiar with the day-to-day operations, business affairs and books and records of the Debtors. I am authorized to submit this Declaration on behalf of the Debtors.

2. All statements in the Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testily to each of the facts set forth based on such personal knowledge, review of documents, discussions with other employees of the Debtors, or opinion.

3. To the best of my knowledge, all payroll taxes either withheld from employees' or levied upon the Debtors' have been timely remitted to the appropriate taxing authority.

Dated: November 2, 2017

Respectfully submitted,

By: Robert W. Zimmer
Title: Chief Financial Officer

FORM MOR-1
(04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re KII Liquidating, Inc. (f/k/a In re Katy Industries, Inc.), et al. Case No. 17-11101 (KJC)

Debtors

Reporting Period: August 27, 2017 to September 30, 2017

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	Consolidated	ComPro Liquidating, LLC	FWPI Liquidating, Inc.
Accounts Receivable Reconciliation			
Total Accounts Receivable at the beginning of the reporting period	0	0	0
+ Amounts billed during the period	0	0	0
- Amounts collected during the period	0	0	0
+/- Adjustments-Sale of Assets	0	0	0
Total Accounts Receivable at the end of the reporting period	0	0	0
Accounts Receivable Aging from invoice date			
0 - 30 days old	0	0	0
31 - 60 days old	0	0	0
61 - 90 days old	0	0	0
91+ days old	0	0	0
Total Accounts Receivable	0	0	0
Amount considered uncollectible (Bad Debt)	0	0	0
Accounts Receivable (Net)	0	0	0

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes/No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	No
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	No
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	Yes
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	No
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	No

Explanation for question 3:

U.S. Federal and certain state income tax returns for the year ending December 31, 2016 were due during the reporting period. The Debtors are in process of having the required tax returns prepared .

Explanation for question 4:

The State of Missouri, Department of Labor and Industrial Relations, Division of Workers' Compensation has called a default and terminated the Debtors' self-insurance workers' compensation plan previously maintained in Missouri in accordance with this Court's interim order Dkt. No. 298.

The following bank accounts were closed effective September 1, 2017 as they were not required for the on-going business of the Debtor

Corporation	Bank	Account NO
KII Liquidating, Inc. ((f/k/a Katy Industries, Inc)	BMO-Harris	9460
ComPro Liquidating, LLC. (f/k/a Continental Commercial Products, LLC)	BMO-Harris	8918
ComPro Liquidating, LLC. (f/k/a Continental Commercial Products, LLC)	BMO-Harris	9386
ComPro Liquidating, LLC. (f/k/a Continental Commercial Products, LLC)	BMO-Harris	9394
ComPro Liquidating, LLC. (f/k/a Continental Commercial Products, LLC)	BMO-Harris	9452
FWPI Liquidating, Inc. (f/k/a Fort Wayne Plastics, Inc.)	BMO-Harris	1639
FWPI Liquidating, Inc. (f/k/a Fort Wayne Plastics, Inc.)	BMO-Harris	1670

FORM MOR-1
(04/07)